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                                 Exhibit 24.1

                               POWER OF ATTORNEY



     WHEREAS, the undersigned officers and directors of Immunomedics, Inc. desire to authorize David M. Goldenberg and Cynthia L. Sullivan to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Goldenberg and Cynthia L. Sullivan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering an additional 5,000,000 shares of the Common Stock of Immunomedics, Inc. issuable pursuant to the Immunomedics, Inc. 1992 Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 4th day of January, 2001.

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

Signature:                         Title:


-----------------------------      Chairman of the Board, Chief Executive
David M. Goldenberg                Officer and Director

/s/ Morton Coleman                 Director
-----------------------------
Morton Coleman

-----------------------------      Director
Marvin E. Jaffe

/s/ Richard R. Pivirotto           Director
-----------------------------
Richard R. Pivirotto

/s/ Shailesh R. Asher              Controller and Acting Chief Financial Officer
-----------------------------
Shailesh R. Asher


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